UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2008

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 7, 2008, Acuity Brands, Inc. (the “Company”) issued a press release containing information about its results of operations for its fiscal quarter and year ended August 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety. A transcript from the Company’s conference call discussing its fourth quarter results is also included as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety. The information contained in this paragraph, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2008, the Board of Directors of the Company approved an amendment and restatement of the Company’s by-laws, which will be effective as of January 8, 2009 (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are primarily intended to enhance the advance notice provisions of the Company’s by-laws to ensure that such provisions are clear and unambiguous in light of recent developments in Delaware corporate law. The following is a summary of the changes effected by the Amended and Restated Bylaws, which summary is qualified in its entirety by reference to the Amended and Restated Bylaws, attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference:

1.	The Amended and Restated Bylaws clarify and distinguish the procedures for (a) stockholders seeking to nominate directors and (b) stockholders seeking to propose other business at a meeting of stockholders. In addition, the Amended and Restated Bylaws clarify that the notice procedures for stockholder business are separate from those for nominations of directors.

2.

The Amended and Restated Bylaws simplify the advance notice deadlines establishing when a stockholder must notify the Company that it intends to nominate directors or propose other business at an annual meeting. The Amended and Restated Bylaws now provide that any such notice must be given not later than the 90th day and not earlier than the 120th day prior to the anniversary of the previous year’s annual meeting. As described in Item 8.01, the Company’s 2008 Annual Meeting is scheduled for January 8, 2009. As a result of the Amended and Restated Bylaws, for the Company’s 2009 annual meeting expected to be held in January 2010, to be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company:

a.	not earlier than the close of business on September 10, 2009; and

b.	not later than the close of business on October 10, 2009.

3.	The Amended and Restated Bylaws update the information that must be included in a notice to the Company to nominate directors or propose other business at a meeting of stockholders. In addition to the existing requirements, a stockholder must (a) disclose relevant information with respect to persons or entities affiliated with the stockholder and any arrangements between the affiliates and the stockholder and (b) disclose the stockholder’s stock ownership, including derivative positions. In addition to the requirements above, stockholders nominating candidates for election must also disclose any other information required by the Securities and Exchange Commission’s proxy rules in a contested election of directors and additional information concerning the stockholder-proposed nominee(s). The Amended and Restated Bylaws also require that the stockholder update and supplement any such information, as of the record date of the meeting and shortly before the meeting.

4.	The Amended and Restated Bylaws clarify that references to the Securities Exchange Act of 1934 (as amended) and related rules do not limit the application of the notice requirements contained in the by-laws.

Item 8.01.	Other Events.

On October 7, 2008, the Company issued a press release announcing that it will hold its annual meeting of stockholders on January 8, 2009. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).

99.1	Press Release dated October 7, 2008.

99.2	Conference call transcript dated October 7, 2008.

99.3	Press Release dated October 7, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2008

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).

99.1	Press Release dated October 7, 2008.

99.2	Conference call transcript dated October 7, 2008.

99.3	Press Release dated October 7, 2008.